CENTER COAST BROOKFIELD ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2019

	Shares	Value

MASTER LIMITED PARTNERSHIPS - 24.5%
Gathering + Processing - 5.7%
MPLX LP	8,580	$218,447
Noble Midstream Partners LP	1,508	40,052
Total Gathering + Processing		258,499

Pipeline Transportation│Natural Gas - 10.0%
Energy Transfer LP	17,714	227,271
Enterprise Products Partners LP	8,069	227,223
Total Pipeline Transportation│Natural Gas		454,494

Pipeline Transportation│Petroleum - 8.8%
Magellan Midstream Partners LP	2,341	147,179
Phillips 66 Partners LP	1,154	71,132
Plains All American Pipeline LP	9,926	182,539
Total Pipeline Transportation│Petroleum		400,850

Total MASTER LIMITED PARTNERSHIPS (Cost $1,237,467)		$1,113,843

CENTER COAST BROOKFIELD ENERGY INFRASTRUCTURE FUND
Schedule of Investments (Unaudited)
December 31, 2019
	Shares	Value
COMMON STOCKS - 74.6%
Gathering + Processing - 36.7%
Altus Midstream Co. (n)	30,977	$88,594
Antero Midstream Corp.	9,856	74,807
Enlink Midstream, LLC	20,903	128,135
Hess Midstream Partners LP	2,450	55,566
ONEOK, Inc.	4,584	346,871
Rattler Midstream LP	8,408	149,578
Targa Resources Corp.	10,084	411,730
The Williams Companies, Inc.	17,139	406,537
Total Gathering + Processing		1,661,818

Other│Liquefaction - 5.0%
Cheniere Energy, Inc. (n)	3,684	224,982

Pipeline Transportation│Natural Gas - 15.3%
Equitrans Midstream Corp.	9,498	126,893
Kinder Morgan, Inc.	16,363	346,405
TC Energy Corp. (u)	4,176	222,623
Total Pipeline Transportation│Natural Gas		695,921

Pipeline Transportation│Petroleum -17.6%
Enbridge, Inc. (u)	5,666	225,337
Pembina Pipeline Corp. (u)	9,324	345,548
Plains GP Holdings, LP	11,902	225,543
Total Pipeline Transportation│Petroleum		796,428

Total COMMON STOCKS (Cost $3,416,290)		$3,379,149

Total Investments - 99.1% (Cost $4,653,757)		$4,492,992
Other Assets in Excess of Liabilities - 0.9%		40,889
TOTAL NET ASSETS - 100.0%		$4,533,881

LP — Limited Partnership
LLC — Limited Liability Company
(n) — Non-income producing security.
(u) — Foreign security or a U.S. security of a foreign company.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2019:

Valuation	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$1,113,843	$-	$-	$1,113,843
Common Stocks	3,379,149	-	-	3,379,149
Total Investments	$4,492,992	$-	$-	$4,492,992

For further information regarding security characteristics, see the Schedule of Investments.